FEDERATED MARKET OPPORTUNITY FUND
(A portfolio of Federated Equity Funds)
Supplement to Statement of Additional Information dated February 28, 2003
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     Under the section entitled "Securities in Which the Fund Invests?",  please delete the current disclosure for Options and replace with the following:


     Options

     Options are rights to buy or sell an underlying asset or instrument for a specified price (the exercise price) during, or at the end of, a specified period. The seller (or writer) of the option receives a payment, or premium, from the buyer, which the writer keeps regardless of whether the buyer uses (or exercises) the option. Options can trade on exchanges or in the OTC market and may be bought or sold on a wide variety of underlying assets or instruments, including financial indices, individual securities, and other derivative instruments, such as futures contracts. Options that are written on futures contracts will be subject to margin requirements similar to those applied to futures contracts. The Fund may invest in the following specific types of options:

     CALL OPTIONS

     A call option gives the holder (buyer) the right to buy the underlying asset from the seller (writer) of the option. The Fund may use call options in the following ways:

o Buy call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar), financial futures and precious metals (such as gold or silver) in anticipation of an increase in the value of the underlying asset or instrument; and

o Write call options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of a decrease or only limited increase in the value of the underlying asset. If a call written by the Fund is exercised, the Fund foregoes any possible profit from an increase in the market price of the underlying asset over the exercise price plus the premium received.

     PUT OPTIONS

     A put option gives the holder the right to sell the underlying asset to the writer of the option. The Fund may use put options in the following ways:

o Buy put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar), financial futures and precious metals (such as gold or silver) in anticipation of a decrease in the value of the underlying asset or instrument; and

o Write put options on indices, individual securities, index futures, currencies (both foreign and U.S. dollar) and financial futures to generate income from premiums, and in anticipation of an increase or only limited decrease in the value of the underlying asset. In writing puts, there is a risk that the Fund may be required to take delivery of the underlying asset when its current market price is lower than the exercise price.

     The Fund may also buy or write options, as needed, to close out existing option positions.



                                                               December 11, 2003





      Cusip 314172743
      Cusip 314172735
      Cusip 314172727
      29806 (12/03)